UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: August 31, 2009
Estimated average burden
FORM 8-K	hours per response ......5.0

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2009

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01 Regulation FD Disclosure

On December 29, 2009, TriMas Corporation (the “Corporation”) issued a press release announcing that it has received tenders and certain-related consents from holders of $245,626,000 in aggregate principal amount of its 9 7/8% Senior Subordinated Notes due 2012 (the “Notes”), representing approximately 95.75% of the outstanding Notes. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On December 29, 2009, the Corporation also issued a press release announcing that it entered into a new accounts receivable facility with Wachovia Bank, National Association. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

On December 29, 2009, the Corporation also issued a press release announcing the closing of its previously announced private placement offering of $250.0 million principal amount of 9 3/4% Senior Secured Notes due 2017. The full text of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The Corporation is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act “), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)  The following Exhibits are deemed furnished with this Current Report on Form 8-K:

Exhibit 99.1 — Press Release issued by TriMas Corporation on December 29, 2009 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

Exhibit 99.2 — Press Release issued by TriMas Corporation on December 29, 2009 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

Exhibit 99.3 — Press Release issued by TriMas Corporation on December 29, 2009 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	December 29, 2009	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Vice President, General Counsel and Secretary